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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                FEBRUARY 15, 1999


                            AAMES CAPITAL CORPORATION
            -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           CALIFORNIA                333-46893-01            95-4438859
  ----------------------------       ------------         -------------------
  (State or other jurisdiction       (Commission          (I.R.S. employer
       of incorporation)             file numbers)        identification no.)


       350 SOUTH GRAND AVENUE
       LOS ANGELES, CALIFORNIA                                  90071
----------------------------------------                     ----------
(Address of principal executive offices)                     (ZIP Code)


                                 (213) 210-5000
               --------------------------------------------------
               Registrant's telephone number, including area code

                                       NA
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7. FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

            20.1 Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 1998-C -- Statement to
                     Certificateholders

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AAMES CAPITAL CORPORATION

                                            By:  /S/ BARBARA S. POLSKY
                                                -----------------------------
                                                 Barbara S. Polsky
                                                 Executive Vice President


Dated:  March 1, 1999

                                INDEX TO EXHIBITS


EXHIBIT
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  20.1    Aames Capital Corporation, Mortgage Pass-Through
          Certificates, Series 1998-C -- Statement to Certificateholders